POWER OF ATTORNEY

		The undersigned constitutes and appoints Arnold S. Graber and Eric W.
Finlayson, and each of them , as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign any and all (1) Form 144s under the Securities Act of 1933, and
(2) Securities and Exchange Commisssion statements  of beneficical ownership of securities of Metalico, Inc. (the "Company") on Forms 3, 4 and 5 as required under Section 16(a) of the Securities Exchange Act of 1934, and to file the same with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, the Company and the NASD, granting unto said attornesys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done under said
Rule 144 and Section 16(a), as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may do or cause to be done by virtue hereof.

	A copy of this power of attornery shall be filled with the Securities and Exchange Commission. The authorization set forth above shall continue in full force and effect until the undersigned revokes such authorization by written instuuctions to the attorney-in-fact.

        The authority granted hereby shall in no event be deemed to impose or create any duty on behalf of the attorneys-in-faact with respect to tthe undersigned's obflications to file Form 144 or Forms 3, 4 and 5 with the Securities adn Exchange Commission.

Dated: February 21, 2011



                                         /s/ Kenneth P. Mueller
                                         _________________________________
                                         Signature of Reporting Person



                                         KENNETH P. MUELLER
                                         _________________________________
                                         NAME